THE BEAR STEARNS FUNDS

                                  Equity Funds

                        S&P STARS Opportunities Portfolio

                           Class A, B, C and Y Shares

                        Prospectuses dated August 1, 2003

                  Prospectus Supplement dated February 2, 2004

      The following supplements and modifies the information in these Prospectuses.

MANAGEMENT OF THE PORTFOLIOS

Portfolio Managers

      S&P STARS Opportunities Portfolio

      As of February 2, 2004, Robert S. Natale, CFA, serves as the portfolio manager of the S&P STARS Opportunities Portfolio. He also serves as the portfolio manager of the S&P STARS Portfolio and his background is described in the Prospectus under the discussion of that Portfolio's management.

Please insert this Supplement in the front of your Prospectus(es). If you want to obtain more information, please call 1-800-766-4111.




                                                                    BSF-S-202-01